UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

July 19, 2024

Date of report (date of earliest event reported)

Greenwave Technology Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41452	46-2612944
(State or other jurisdictions of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4016 Raintree Road, Suite 300

Chesapeake, VA 23321

(Address of principal executive offices) (Zip Code)

(800) 490-5020

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	GWAV	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 19, 2024, Greenwave Technology Solutions, Inc., a Delaware corporation (the “Company”) held a special meeting of stockholders (the “Special Meeting”), and a quorum for the transaction of business was present in person or represented by proxy. As of May 20, 2024, the record date for the Special Meeting, 865,628,790 shares of common stock, par value $0.001 per share of the Company (the “Common Stock”) were issued and outstanding. The holders of Common Stock voted on the following proposals, which are described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on June 3, 2024. The voting results reported below are final.

Proposal 1

Proposal 1 was to approve the adoption of an amendment to the Company’s Amended and Restated By-laws to decrease the number of shares of Common Stock needed to establish a quorum for meetings of stockholders. This proposal was approved based upon the voting results set forth below.

For	Against	Abstained	Broker Non-Votes
485,420,601	63,099,341	2,004,437	1

Proposal 2

Proposal 2 was to approve an amendment to the Company’s 2024 Equity Incentive Plan to increase the number of shares of the Company’s Common Stock available and reserved for issuance thereunder to 3,000,000, subject to certain conditions. This proposal was approved based upon the voting results set forth below.

For	Against	Abstained	Broker Non-Votes
386,931,241	20,512,961	38,682,324	104,397,854

Proposal 3

Proposal 3 was to approve the issuance of warrants to purchase up to an aggregate of 3,104,382 shares of Common Stock, and the issuance of the shares of Common Stock issuable upon the exercise of such warrants, in accordance with Nasdaq Listing Rule 5635(d). This proposal was approved based upon the voting results set forth below.

For	Against	Abstained	Broker Non-Votes
349,896,717	18,998,552	77,231,257	104,397,854

Proposal 4

The proposal to approve an adjournment of the Special Meeting, if necessary or advisable, to solicit additional proxies if there were not sufficient votes in favor of the foregoing proposals was withdrawn because the Company’s stockholders approved and adopted each of the foregoing proposals, as noted above.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description
3.1	Amendment No. 1 to Amended and Restated Bylaws of the Registrant.

10.1	Amendment No. 1 to the Greenwave Technology Solutions, Inc. 2024 Equity Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENWAVE TECHNOLOGY SOLUTIONS, INC.

July 19, 2024	By:	/s/ Danny Meeks
	Name:	Danny Meeks
	Title:	Chief Executive Officer